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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 20, 1996, appearing on page 18 of Veritas DGC Inc.'s Annual Report on Form 10-K for the year ended July 31, 1997.


/s/ PricewaterhouseCoopers

PRICEWATERHOUSECOOPERS
Chartered Accountants

September 30, 1998